UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2023

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 5, 2023, Nancy Thornberry was appointed as a new member of the board of directors (the “Board”) of Vertex Pharmaceuticals Incorporated (the “Company”). In connection with the appointment of Ms. Thornberry, the size of the Board was increased from ten to eleven members.

Ms. Thornberry served as the Chief Executive Officer of Kallyope, Inc. (“Kallyope”), a private biotechnology company, from 2015 to 2021, and remains on its board of directors and as Chair, R&D. Prior to Kallyope, Ms. Thornberry was self-employed as a consultant to companies in the biotechnology and pharmaceutical industries from 2013 to 2015. Prior to that, she served in roles of increasing responsibility at Merck & Co., Inc., a pharmaceutical company, for more than 30 years, most recently as Senior Vice President and Franchise Head, Diabetes and Endocrinology. She currently sits on the board of directors at Denali Therapeutics, Inc., a public biotechnology company, and Schrödinger, Inc., a public software company. Ms. Thornberry served on the board of directors of Intarcia Therapeutics, Inc., a private biotechnology research company, from 2013 to 2020, and on the board of Abide Therapeutics, Inc., a biotechnology company, from 2014 until its acquisition by H. Lundbeck A/S in 2019. Ms. Thornberry holds a B.S. in Chemistry and Biology from Muhlenberg College.

Upon joining the Board on December 5, 2023, Ms. Thornberry received a $400,000 restricted stock unit award that vests in December 2024. Additional information regarding compensation policies for non-employee directors can be found in Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. There are no transactions involving the Company and Ms. Thornberry that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Thornberry and any other persons pursuant to which Ms. Thornberry was appointed to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: December 5, 2023	/s/ Jonathan Biller
Jonathan Biller
Executive Vice President, Chief Legal Officer